                                                                   EX-99.(d)(2)

                                  SCHEDULE A

                           FEE AND EXPENSE AGREEMENT
                            WELLS FARGO FUNDS TRUST

                       (CAPPED OPERATING EXPENSE RATIOS)

                                                     CAPPED
                                                    OPERATING
                                                     EXPENSE    EXPIRATION /
 FUNDS/CLASSES                                        RATIO     RENEWAL DATE
 -------------                                      --------- -----------------
 Aggressive Allocation Fund
    Administrator Class                               1.00%   January 31, 2008

 Asia Pacific Fund/1/
    Class A                                           1.60%   January 31, 2008
    Class C                                           2.35%   January 31, 2008
    Investor Class                                    1.65%   January 31, 2008

 Asset Allocation Fund
    Class A                                           1.15%   January 31, 2008
    Class B                                           1.90%   January 31, 2008
    Class C                                           1.90%   January 31, 2008
    Administrator Class                               0.90%   January 31, 2008

 Balanced Fund
    Investor Class                                    1.25%   January 31, 2008

 California Limited-Term Tax-Free Fund
    Class A                                           0.85%   October 31, 2007
    Class C                                           1.60%   October 31, 2007
    Administrator Class                               0.60%   October 31, 2007

 California Tax-Free Fund
    Class A                                           0.80%   October 31, 2007
    Class B                                           1.55%   October 31, 2007
    Class C                                           1.55%   October 31, 2007
    Administrator Class                               0.55%   October 31, 2007

 California Tax-Free Money Market Fund
    Class A                                           0.65%   June 30, 2007
    Service Class                                     0.45%   June 30, 2007

 California Tax-Free Money Market Trust               0.20%   June 30, 2007

 Capital Growth Fund/2/
    Class A                                           1.25%   November 30, 2007
    Class C                                           2.00%   November 30, 2007
    Administrator Class                               0.94%   November 30, 2007
    Institutional Class                               0.75%   November 30, 2007
    Investor Class/3/                                 1.42%   November 30, 2007

 Cash Investment Money Market Fund
    Administrator Class                               0.35%   June 30, 2007
    Service Class                                     0.50%   June 30, 2007
    Institutional Class                               0.20%   June 30, 2007
    Select Class/4/                                   0.13%   June 30, 2008
--------
/1/   On May 9, 2007 the Board of Trustees approved the establishment of
      Class A and Class C shares for the Asia Pacific Fund, which are expected to commence operations on or about July 31, 2007.
/2/   On May 9, 2007 the Board of Trustees approved the establishment of
      Class A and Class C shares for the Capital Growth Fund, which are expected to commence operations on or about July 31, 2007.
/3/ On March 30, 2007 the Board of Trustees were notified of a decrease to the capped operating expense ratio for the Capital Growth Fund Investor Class. Effective December 1, 2007, the fee will decrease from 1.42% to 1.37%.

                                                    CAPPED
                                                   OPERATING
                                                    EXPENSE     EXPIRATION /
FUNDS/CLASSES                                        RATIO      RENEWAL DATE
-------------                                      --------- ------------------
Colorado Tax-Free Fund
   Class A                                           0.85%   October 31, 2007
   Class B                                           1.60%   October 31, 2007
   Administrator Class                               0.60%   October 31, 2007

Common Stock Fund
   Class A                                           1.31%   February 29, 2008
   Class B                                           2.06%   February 29, 2008
   Class C                                           2.06%   February 29, 2008
   Class Z                                           1.29%   February 29, 2008

Conservative Allocation Fund
   Administrator Class                               0.85%   January 31, 2008

Corporate Bond Fund
   Advisor Class                                     0.95%   September 30, 2007
   Investor Class                                    0.98%   September 30, 2007
   Institutional Class                               0.61%   September 30, 2007

C&B Large Cap Value Fund
   Class A                                           1.20%   January 31, 2008
   Class B                                           1.95%   January 31, 2008
   Class C                                           1.95%   January 31, 2008
   Class D                                           1.20%   January 31, 2008
   Administrator Class                               0.95%   January 31, 2008
   Institutional Class                               0.70%   January 31, 2008

C&B Mid Cap Value Fund
   Class A                                           1.40%   February 29, 2008
   Class B                                           2.15%   February 29, 2008
   Class C                                           2.15%   February 29, 2008
   Class D                                           1.25%   February 29, 2008
   Administrator Class                               1.15%   February 29, 2008
   Institutional Class                               0.90%   February 29, 2008

Discovery Fund/5/
   Class A                                           1.33%   February 29, 2008
   Class C                                           2.08%   February 29, 2008
   Administrator Class                               1.15%   February 29, 2008
   Investor Class                                    1.38%   February 29, 2008
   Institutional Class                               0.95%   February 29, 2008

Diversified Bond Fund
   Administrator Class                               0.70%   September 30, 2007

Diversified Equity Fund
   Class A                                           1.25%   January 31, 2008
   Class B                                           2.00%   January 31, 2008
   Class C                                           2.00%   January 31, 2008
   Administrator Class                               1.00%   January 31, 2008

Diversified Small Cap Fund
   Administrator Class                               1.20%   January 31, 2008
--------
/4/ On November 8, 2006, the Board of Trustees approved the establishment of the Select Class shares for the Cash Investment Money Market Fund, which is expected to commence operations on or about July 1, 2007.
/5/   On May 9, 2007 the Board of Trustees approved the establishment of
      Class A and Class C shares for the Discovery Fund, which are expected to commence operations on or about July 31, 2007.

                                                     CAPPED
                                                    OPERATING
                                                     EXPENSE    EXPIRATION /
 FUNDS/CLASSES                                        RATIO     RENEWAL DATE
 -------------                                      --------- -----------------
 Dividend Income Fund
    Administrator Class                               0.96%   November 30, 2007
    Investor Class                                    1.37%   November 30, 2007

 Emerging Growth Fund
    Administrator Class                               1.20%   January 31, 2008
    Investor Class                                    1.49%   January 31, 2008

 Emerging Markets Focus Fund
    Class A                                           1.90%   January 31, 2008
    Class B                                           2.65%   January 31, 2008
    Class C                                           2.65%   January 31, 2008
    Administrator Class                               1.60%   January 31, 2008

 Endeavor Large Cap Fund
    Class A                                           1.25%   November 30, 2007
    Class B                                           2.00%   November 30, 2007
    Class C                                           2.00%   November 30, 2007

 Endeavor Select Fund
    Class A                                           1.25%   November 30, 2007
    Class B                                           2.00%   November 30, 2007
    Class C                                           2.00%   November 30, 2007
    Administrator Class                               1.00%   November 30, 2007
    Institutional Class                               0.80%   November 30, 2007

 Enterprise Fund
    Advisor Class                                     1.40%   February 29, 2008
    Administrator Class                               1.15%   February 29, 2008
    Investor Class/6/                                 1.57%   February 29, 2008
    Institutional Class                               0.90%   February 29, 2008

 Equity Income Fund
    Class A                                           1.10%   January 31, 2008
    Class B                                           1.85%   January 31, 2008
    Class C                                           1.85%   January 31, 2008
    Administrator Class                               0.85%   January 31, 2008

 Equity Index Fund
    Class A                                           0.62%   November 30, 2007
    Class B                                           1.37%   November 30, 2007

 Equity Value Fund
    Class A                                           1.25%   January 31, 2008
    Class B                                           2.00%   January 31, 2008
    Class C                                           2.00%   January 31, 2008
    Administrator Class                               1.00%   January 31, 2008
    Institutional Class                               0.75%   January 31, 2008

 Government Money Market Fund
    Class A                                           0.65%   June 30, 2007
    Service Class                                     0.50%   June 30, 2007
    Administrator Class                               0.35%   June 30, 2007
    Institutional Class                               0.20%   June 30, 2007
--------
/6/ On March 30, 2007 the Board of Trustees were notified of a decrease to the capped operating expense ratio for the Enterprise Fund Investor
      Class. Effective March 1, 2008, the fee will decrease from 1.57% to 1.49%.

                                                    CAPPED
                                                   OPERATING
                                                    EXPENSE     EXPIRATION /
FUNDS/CLASSES                                        RATIO      RENEWAL DATE
-------------                                      --------- ------------------
Government Securities Fund
   Class C                                           1.70%   September 30, 2007
   Administrator Class                               0.70%   September 30, 2007
   Advisor Class                                     0.90%   September 30, 2007
   Investor Class                                    0.95%   September 30, 2007
   Institutional Class                               0.48%   September 30, 2007

Growth Balanced Fund
   Class A                                           1.20%   January 31, 2008
   Class B                                           1.95%   January 31, 2008
   Class C                                           1.95%   January 31, 2008
   Administrator Class                               0.95%   January 31, 2008

Growth Equity Fund
   Class A                                           1.50%   January 31, 2008
   Class B                                           2.25%   January 31, 2008
   Class C                                           2.25%   January 31, 2008
   Administrator Class                               1.25%   January 31, 2008
   Institutional Class                               1.05%   January 31, 2008

Growth Fund
   Class C                                           2.05%   November 30, 2007
   Advisor Class                                     1.30%   November 30, 2007
   Administrator Class                               0.96%   November 30, 2007
   Investor Class/7/                                 1.47%   November 30, 2007
   Institutional Class                               0.80%   November 30, 2007

Growth and Income Fund
   Advisor Class                                     1.14%   November 30, 2007
   Administrator Class                               0.96%   November 30, 2007
   Investor Class                                    1.31%   November 30, 2007
   Institutional Class                               0.66%   November 30, 2007

Heritage Money Market Fund
   Administrator Class/8/                            0.38%   June 30, 2007
   Institutional Class/9/                            0.18%   June 30, 2007
   Select Class/10/                                  0.13%   June 30, 2008

High Income Fund
   Advisor Class                                     0.86%   September 30, 2007
   Investor Class                                    0.86%   September 30, 2007
   Institutional Class/11/                           0.43%   September 30, 2007
--------
/7/ On March 30, 2007 the Board of Trustees were notified of a decrease to the capped operating expense ratio for the Growth Fund Investor Class. Effective December 1, 2007, the fee will decrease from 1.47% to 1.42%.
/8/ On March 30, 2007 the Board of Trustees were notified of a decrease to the capped operating expense ratio for the Heritage Money Market Fund Administrator Class. Effective July 1, 2007, the fee will decrease from 0.38% to 0.35%.
/9/ On March 30, 2007 the Board of Trustees approved an increase to the capped operating expense ratio for the Heritage Money Market Fund Institutional Class. Effective July 1, 2007, the fee will increase from 0.18% to 0.20%.
/10/ On November 8, 2006, the Board of Trustees approved the establishment of the Select Class shares for the Heritage Money Market Fund, which is expected to commence operations on or about July 1, 2007.
/11/ On March 30, 2007 the Board of Trustees approved an increase to the capped operating expense ratio for the High Income Fund Institutional Class. Effective October 1, 2007, the fee will increase from 0.43% to 0.50%.

                                                    CAPPED
                                                   OPERATING
                                                    EXPENSE     EXPIRATION /
FUNDS/CLASSES                                        RATIO      RENEWAL DATE
-------------                                      --------- ------------------
High Yield Bond Fund
   Class A                                           1.15%   September 30, 2007
   Class B                                           1.90%   September 30, 2007
   Class C                                           1.90%   September 30, 2007

Income Plus Fund
   Class A                                           1.00%   September 30, 2007
   Class B                                           1.75%   September 30, 2007
   Class C                                           1.75%   September 30, 2007

Index Fund
   Administrator Class                               0.25%   January 31, 2008
   Investor Class                                    0.45%   January 31, 2008

Inflation-Protected Bond Fund
   Class A                                           0.85%   September 30, 2007
   Class B                                           1.60%   September 30, 2007
   Class C                                           1.60%   September 30, 2007
   Administrator Class                               0.60%   September 30, 2007

Intermediate Government Income Fund
   Class A                                           0.95%   September 30, 2007
   Class B                                           1.70%   September 30, 2007
   Class C                                           1.70%   September 30, 2007
   Administrator Class                               0.70%   September 30, 2007

Intermediate Tax-Free Fund/12/
   Class A                                           0.70%   October 31, 2007
   Class C                                           1.45%   October 31, 2007
   Investor Class                                    0.75%   October 31, 2007

International Core Fund
   Class A                                           1.50%   January 31, 2008
   Class B                                           2.25%   January 31, 2008
   Class C                                           2.25%   January 31, 2008
   Administrator Class                               1.25%   January 31, 2008

International Equity Fund
   Class A                                           1.50%   January 31, 2008
   Class B                                           2.25%   January 31, 2008
   Class C                                           2.25%   January 31, 2008
   Administrator Class                               1.25%   January 31, 2008
   Institutional Class                               1.05%   January 31, 2008

International Value Fund
   Class A                                           1.50%   January 31, 2008
   Class B                                           2.25%   January 31, 2008
   Class C                                           2.25%   January 31, 2008
   Administrator Class                               1.25%   January 31, 2008
   Institutional Class                               1.05%   January 31, 2008
--------
/12/  On May 9, 2007 the Board of Trustees approved the establishment of
      Class A and Class C shares for the Intermediate Tax-Free Fund, which are expected to commence operations on or about July 31, 2007.

                                                     CAPPED
                                                    OPERATING
                                                     EXPENSE    EXPIRATION /
FUNDS/CLASSES                                         RATIO     RENEWAL DATE
-------------                                       --------- -----------------
Large Cap Appreciation Fund
   Class A                                            1.25%   January 31, 2008
   Class B                                            2.00%   January 31, 2008
   Class C                                            2.00%   January 31, 2008
   Administrator Class                                1.00%   January 31, 2008
   Institutional Class                                0.70%   January 31, 2008

Large Cap Growth Fund
   Investor Class                                     1.19%   November 30, 2007

Large Company Core Fund
   Class A                                            1.25%   November 30, 2007
   Class B                                            2.00%   November 30, 2007
   Class C                                            2.00%   November 30, 2007
   Class Z/13/                                        1.42%   November 30, 2007
   Administrator Class                                0.95%   November 30, 2007

Large Company Growth Fund
   Class A                                            1.20%   January 31, 2008
   Class B                                            1.95%   January 31, 2008
   Class C                                            1.95%   January 31, 2008
   Class Z/14/                                        1.37%   January 31, 2008
   Administrator Class                                0.95%   January 31, 2008
   Institutional Class                                0.75%   January 31, 2008

Life Stage - Aggressive Portfolio
   Investor Class                                     1.45%   June 30, 2007

Life Stage - Conservative Portfolio
   Investor Class                                     1.25%   June 30, 2007

Life Stage - Moderate Portfolio
   Investor Class                                     1.35%   June 30, 2007

Liquidity Reserve Money Market Fund                   0.76%   June 30, 2007

Mid Cap Disciplined Fund/15/
   Class A                                            1.25%   February 29, 2008
   Class C                                            2.00%   February 29, 2008
   Administrator Class                                1.15%   February 29, 2008
   Institutional Class                                0.90%   February 29, 2008
   Investor Class                                     1.31%   February 29, 2008

Mid Cap Growth Fund
   Class A                                            1.40%   February 29, 2008
   Class B                                            2.15%   February 29, 2008
   Class C                                            2.15%   February 29, 2008
   Class Z/16/                                        1.57%   February 29, 2008

Minnesota Money Market Fund
   Class A                                            0.80%   June 30, 2007
--------
/13/ On March 30, 2007 the Board of Trustees were notified of a decrease to the capped operating expense ratio for the Large Company Core Fund Class
      Z. Effective December 1, 2007, the fee will decrease from 1.42% to 1.37%. /14/ On March 30, 2007 the Board of Trustees were notified of a decrease to the capped operating expense ratio for the Large Company Growth Fund Class Z. Effective February 1, 2008, the fee will decrease from 1.37% to 1.27%.
/15/  On May 9, 2007 the Board of Trustees approved the establishment of
      Class A and Class C shares for the Mid Cap Disciplined Fund, which are expected to commence operations on or about July 31, 2007.
/16/ On March 30, 2007 the Board of Trustees were notified of a decrease to the capped operating expense ratio for the Mid Cap Growth Fund Class Z. Effective March 1, 2008, the fee will decrease from 1.57% to 1.49%.

                                                      CAPPED
                                                     OPERATING
                                                      EXPENSE    EXPIRATION /
FUNDS/CLASSES                                          RATIO     RENEWAL DATE
-------------                                        --------- ----------------
Minnesota Tax-Free Fund
   Class A                                             0.85%   October 31, 2007
   Class B                                             1.60%   October 31, 2007
   Class C                                             1.60%   October 31, 2007
   Class Z                                             0.75%   October 31, 2007
   Administrator Class                                 0.60%   October 31, 2007

Moderate Balanced Fund
   Class A                                             1.15%   January 31, 2008
   Class B                                             1.90%   January 31, 2008
   Class C                                             1.90%   January 31, 2008
   Administrator Class                                 0.90%   January 31, 2008

Money Market Fund
   Class A                                             0.76%   June 30, 2007
   Class B                                             1.51%   June 30, 2007
   Investor Class                                      0.65%   June 30, 2007

Money Market Trust                                     0.20%   June 30, 2007

Municipal Bond Fund
   Class A                                             0.85%   October 31, 2007
   Class B                                             1.60%   October 31, 2007
   Class C                                             1.60%   October 31, 2007
   Administrator Class/17/                             0.48%   October 31, 2007
   Investor Class                                      0.80%   October 31, 2007

Municipal Money Market Fund
   Investor Class                                      0.64%   June 30, 2007

National Limited-Term Tax-Free Fund/18/
   Class A                                             0.85%   October 31, 2007
   Class B                                             1.60%   October 31, 2007
   Class C                                             1.60%   October 31, 2007
   Administrator Class                                 0.60%   October 31, 2007

National Tax-Free Fund
   Class A                                             0.85%   October 31, 2007
   Class B                                             1.60%   October 31, 2007
   Class C                                             1.60%   October 31, 2007
   Administrator Class                                 0.60%   October 31, 2007

National Tax-Free Money Market Fund
   Class A                                             0.65%   June 30, 2007
   Service Class                                       0.45%   June 30, 2007
   Institutional Class                                 0.20%   June 30, 2007
   Administrator Class                                 0.30%   June 30, 2007

National Tax-Free Money Market Trust                   0.20%   June 30, 2007

Nebraska Tax-Free Fund
   Administrator Class                                 0.75%   October 31, 2007
--------
/17/ On March 30, 2007 the Board of Trustees approved an increase to the capped operating expense ratio for the Municipal Bond Fund Administrator Class. Effective November 1, 2007, the fee will increase from 0.48% to 0.60%.
/18/ On March 30, 2007 the Board of Trustees were notified of a decrease to the capped operating expense ratios for the National Limited-Term Tax-Free Fund Class A, B and C. Effective November 1, 2007, the fees will decrease as follows: Class A from 0.85% to 0.80% and Class B and C from 1.60% to 1.55%.

                                                    CAPPED
                                                   OPERATING
                                                    EXPENSE     EXPIRATION /
FUNDS/CLASSES                                        RATIO      RENEWAL DATE
-------------                                      --------- ------------------
Opportunity Fund
   Advisor Class                                     1.29%   February 29, 2008
   Administrator Class                               1.04%   February 29, 2008
   Investor Class                                    1.35%   February 29, 2008

Overland Express Sweep Fund                          1.08%   June 30, 2007

Overseas Fund
   Institutional Class                               0.95%   January 31, 2008
   Investor Class                                    1.46%   January 31, 2008

Prime Investment Money Market Fund
   Service Class                                     0.55%   June 30, 2007
   Institutional Class                               0.20%   June 30, 2007

Short Duration Government Bond Fund
   Class A                                           0.85%   September 30, 2007
   Class B                                           1.60%   September 30, 2007
   Class C                                           1.60%   September 30, 2007
   Administrator Class                               0.60%   September 30, 2007
   Institutional Class                               0.42%   September 30, 2007

Short-Term Bond Fund/19/
   Advisor Class                                     0.85%   September 30, 2007
   Investor Class                                    0.90%   September 30, 2007
   Institutional Class                               0.48%   September 30, 2007

Short-Term High Yield Bond Fund
   Advisor Class                                     0.86%   September 30, 2007
   Investor Class                                    0.86%   September 30, 2007

Short-Term Municipal Bond Fund
   Class C                                           1.55%   October 31, 2007
   Investor Class                                    0.66%   October 31, 2007

Small Cap Growth Fund
   Class A                                           1.40%   February 29, 2008
   Class B                                           2.15%   February 29, 2008
   Class C                                           2.15%   February 29, 2008
   Class Z/20/                                       1.57%   February 29, 2008
   Administrator Class                               1.20%   February 29, 2008
   Institutional Class                               0.90%   February 29, 2008

Small Cap Disciplined Fund
   Administrator Class                               1.20%   February 29, 2008
   Institutional Class                               1.00%   February 29, 2008
   Investor Class                                    1.49%   February 29, 2008

Small Cap Opportunities Fund
   Administrator Class                               1.20%   February 29, 2008
--------
/19/ On March 30, 2007 the Board of Trustees were notified of a decrease to the capped operating expense ratios for the Short-Term Bond Fund Advisor Class and Investor Class. Effective October 1, 2007, the fees will decrease as follows: Advisor Class from 0.85% to 0.80% and Investor Class from 0.90% to 0.85%.
/20/ On March 30, 2007 the Board of Trustees were notified of a decrease to the capped operating expense ratio for the Small Cap Growth Fund Class Z. Effective March 1, 2008, the fee will decrease from 1.57% to 1.49%.

                                                    CAPPED
                                                   OPERATING
                                                    EXPENSE     EXPIRATION /
FUNDS/CLASSES                                        RATIO      RENEWAL DATE
-------------                                      --------- ------------------
Small Cap Value Fund
   Class A                                           1.44%   February 29, 2008
   Class B                                           2.19%   February 29, 2008
   Class C                                           2.19%   February 29, 2008
   Class Z                                           1.36%   February 29, 2008
   Institutional Class/21/                           0.95%   February 29, 2008

Small Company Growth Fund
   Class A                                           1.45%   January 31, 2008
   Class B                                           2.20%   January 31, 2008
   Class C                                           2.20%   January 31, 2008
   Administrator Class                               1.20%   January 31, 2008

Small Company Value Fund
   Class A                                           1.45%   January 31, 2008
   Class B                                           2.20%   January 31, 2008
   Class C                                           2.20%   January 31, 2008
   Administrator Class                               1.20%   January 31, 2008

Small/Mid Cap Value Fund/22/
   Class A                                           1.40%   February 29, 2008
   Class C                                           2.15%   February 29, 2008
   Administrator Class                               1.15%   February 29, 2008
   Investor Class                                    1.49%   February 29, 2008
   Institutional Class                               0.95%   February 29, 2008

Specialized Financial Services Fund
   Class A                                           1.35%   February 29, 2008
   Class B                                           2.10%   February 29, 2008
   Class C                                           2.10%   February 29, 2008

Specialized Health Sciences Fund
   Class A                                           1.65%   February 29, 2008
   Class B                                           2.40%   February 29, 2008
   Class C                                           2.40%   February 29, 2008

Specialized Technology Fund
   Class A                                           1.75%   February 29, 2008
   Class B                                           2.50%   February 29, 2008
   Class C                                           2.50%   February 29, 2008
   Class Z/23/                                       1.90%   February 29, 2008

Stable Income Fund
   Class A                                           0.85%   September 30, 2007
   Class B                                           1.60%   September 30, 2007
   Class C                                           1.60%   September 30, 2007
   Administrator Class                               0.65%   September 30, 2007

Strategic Income Fund
   Class A                                           1.10%   September 30, 2007
   Class B                                           1.85%   September 30, 2007
   Class C                                           1.85%   September 30, 2007
--------
/21/ On May 9, 2007 the Board of Trustees approved the establishment of Institutional Class shares for the Small Cap Value Fund, which is expected to commence operations on or about July 31, 2007.
/22/  On May 9, 2007 the Board of Trustees approved the establishment of
      Class A and Class C shares for the Small/Mid Cap Value Fund, which are expected to commence operations on or about July 31, 2007.
/23/ On March 30, 2007 the Board of Trustees were notified of a decrease to the capped operating expense ratio for the Specialized Technology Fund Class Z. Effective March 1, 2008, the fee will decrease from 1.90% to 1.87%.

                                                      CAPPED
                                                     OPERATING
                                                      EXPENSE    EXPIRATION /
FUNDS/CLASSES                                          RATIO     RENEWAL DATE
-------------                                        --------- ----------------
Strategic Small Cap Value Fund
   Class A                                             1.45%   January 31, 2008
   Class C                                             2.20%   January 31, 2008
   Administrator Class                                 1.20%   January 31, 2008

Target Today Fund
   Class A                                             1.15%   June 30, 2008
   Class B                                             1.90%   June 30, 2008
   Class C                                             1.90%   June 30, 2008
   Administrator Class                                 0.85%   June 30, 2008
   Institutional Class                                 0.62%   June 30, 2008
   Investor Class                                      0.91%   June 30, 2008

Target 2010 Fund
   Class A                                             1.18%   June 30, 2008
   Class B                                             1.93%   June 30, 2008
   Class C                                             1.93%   June 30, 2008
   Administrator Class                                 0.88%   June 30, 2008
   Institutional Class                                 0.65%   June 30, 2008
   Investor Class                                      0.94%   June 30, 2008

Target 2015 Fund/24/
   Investor                                            0.95%   June 30, 2008
   Institutional                                       0.66%   June 30, 2008
   Administrator                                       0.89%   June 30, 2008

Target 2020 Fund
   Class A                                             1.20%   June 30, 2008
   Class B                                             1.95%   June 30, 2008
   Class C                                             1.95%   June 30, 2008
   Administrator Class                                 0.90%   June 30, 2008
   Institutional Class                                 0.67%   June 30, 2008
   Investor Class                                      0.96%   June 30, 2008

Target 2025 Fund/24/
   Investor                                            0.96%   June 30, 2008
   Institutional                                       0.67%   June 30, 2008
   Administrator                                       0.90%   June 30, 2008

Target 2030 Fund
   Class A                                             1.21%   June 30, 2008
   Class B                                             1.96%   June 30, 2008
   Class C                                             1.96%   June 30, 2008
   Administrator Class                                 0.91%   June 30, 2008
   Institutional Class                                 0.68%   June 30, 2008
   Investor Class                                      0.97%   June 30, 2008

Target 2035 Fund/24/
   Investor                                            0.98%   June 30, 2008
   Institutional                                       0.69%   June 30, 2008
   Administrator                                       0.92%   June 30, 2008
--------
/24/ On February 7, 2007 the Board of Trustees approved the establishment of the Target 2015, Target 2025, Target 2035 and Target 2045 Funds, which are expected to commence operations on or about July 1, 2007.

                                                    CAPPED
                                                   OPERATING
                                                    EXPENSE     EXPIRATION /
FUNDS/CLASSES                                        RATIO      RENEWAL DATE
-------------                                      --------- ------------------
Target 2040 Fund
   Class A                                           1.22%   June 30, 2008
   Class B                                           1.97%   June 30, 2008
   Class C                                           1.97%   June 30, 2008
   Administrator Class                               0.92%   June 30, 2008
   Institutional Class                               0.69%   June 30, 2008
   Investor Class                                    0.98%   June 30, 2008

Target 2045 Fund/24, 25/
   Investor                                          0.99%   June 30, 2008
   Institutional                                     0.70%   June 30, 2008
   Administrator                                     0.93%   June 30, 2008

Target 2050 Fund/26, 27/
   Investor Class                                    0.99%   June 30, 2008
   Institutional Class                               0.70%   June 30, 2008
   Administrator Class                               0.93%   June 30, 2008

Total Return Bond Fund
   Class A                                           0.90%   September 30, 2007
   Class B                                           1.65%   September 30, 2007
   Class C                                           1.65%   September 30, 2007
   Administrator Class                               0.70%   September 30, 2007
   Institutional Class                               0.42%   September 30, 2007
   Class Z                                           0.95%   September 30, 2007

Treasury Plus Money Market Fund
   Class A                                           0.65%   June 30, 2007
   Service Class                                     0.50%   June 30, 2007
   Institutional Class                               0.20%   June 30, 2007

Ultra-Short Duration Bond Fund/28/
   Class A                                           0.80%   September 30, 2007
   Class B                                           1.55%   September 30, 2007
   Class C                                           1.55%   September 30, 2007
   Class Z                                           0.84%   September 30, 2007
--------
/24/ On February 7, 2007 the Board of Trustees approved the establishment of the Target 2015, Target 2025, Target 2035 and Target 2045 Funds, which are expected to commence operations on or about July 1, 2007.
/25/ On March 30, 2007 the Board of Trustees were notified of a decrease to the capped operating expense ratios for the Target 2045 Fund Administrator Class, Institutional Class and Investor Class. Effective July 1, 2007, the fees will decrease as follows: Administrator Class 0.93% to 0.92%; Institutional Class 0.70% to 0.69%; and Investor Class 0.99% to 0.98%.
/26/ On November 8, 2006 the Board of Trustees approved the establishment of the Target 2050 Fund, which is expected to commence operations on or about July 1, 2007.
/27/ On March 30, 2007 the Board of Trustees were notified of a decrease to the capped operating expense ratios for the Target 2050 Fund Administrator Class, Institutional Class and Investor Class. Effective July 1, 2007, the fees will decrease as follows: Administrator Class 0.93% to 0.92%; Institutional Class 0.70% to 0.69%; and Investor Class 0.99% to 0.98%.
/28/ On March 30, 2007 the Board of Trustees were notified of a decrease to the capped operating expense ratios for the Ultra-Short Duration Bond Fund Class A, B, C and Z. Effective October 1, 2007, the fees will decrease as follows: Class A 0.80% to 0.75%; Class B and C 1.55% to 1.50%; and Class Z 0.84% to 0.79%.

                                                    CAPPED
                                                   OPERATING
                                                    EXPENSE     EXPIRATION /
FUNDS/CLASSES                                        RATIO      RENEWAL DATE
-------------                                      --------- ------------------
Ultra Short-Term Income Fund/29/
   Administrator Class                               0.60%   September 30, 2007
   Advisor Class                                     0.80%   September 30, 2007
   Investor Class                                    0.84%   September 30, 2007
   Institutional Class                               0.35%   September 30, 2007

Ultra Short-Term Municipal Income Fund
   Advisor Class                                     0.72%   October 31, 2007
   Investor Class                                    0.72%   October 31, 2007
   Institutional Class                               0.37%   October 31, 2007

U.S. Value Fund
   Class A                                           1.25%   November 30, 2007
   Class B                                           2.00%   November 30, 2007
   Class C                                           2.00%   November 30, 2007
   Class Z                                           1.32%   November 30, 2007
   Administrator Class                               0.96%   November 30, 2007

Value Fund
   Class A                                           1.20%   November 30, 2007
   Class B                                           1.95%   November 30, 2007
   Class C                                           1.95%   November 30, 2007
   Investor Class                                    1.20%   November 30, 2007
   Administrator Class                               0.95%   November 30, 2007

WealthBuilder Conservative Allocation Portfolio      1.50%   September 30, 2007

WealthBuilder Equity Portfolio                       1.50%   September 30, 2007

WealthBuilder Growth Allocation Portfolio            1.50%   September 30, 2007

WealthBuilder Growth Balanced Portfolio              1.50%   September 30, 2007

WealthBuilder Moderate Balanced Portfolio            1.50%   September 30, 2007

WealthBuilder Tactical Equity Portfolio              1.50%   September 30, 2007

Wisconsin Tax-Free Fund
   Class C                                           1.49%   October 31, 2007
   Investor Class                                    0.75%   October 31, 2007

100% Treasury Money Market Fund
   Class A                                           0.65%   June 30, 2007
   Service Class                                     0.50%   June 30, 2007

Schedule A amended: May 9, 2007
--------
/29/ On March 30, 2007 the Board of Trustees were notified of a decrease to the capped operating expense ratios for the Ultra Short-Term Income Fund Administrator Class, Advisor Class and Investor Class. Effective
      October 1, 2007, the fees will decrease as follows: Administrator Class 0.60% to 0.55%; Advisor Class 0.80% to 0.70%; and Investor Class 0.84% to 0.75%.

   The foregoing schedule of capped operating expense ratios is agreed to as of May 9, 2007 and shall remain in effect until changed in writing by the parties.

                                              WELLS FARGO FUNDS TRUST

                                              By: /s/ C. David Messman
                                                  -----------------------------
                                                  C. David Messman
                                                  Secretary

                                              WELLS FARGO FUNDS MANAGEMENT, LLC

                                              By: /s/ Andrew Owen
                                                  -----------------------------
                                                  Andrew Owen
                                                  Executive Vice President